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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TUCOWS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 21, 2005

Dear Fellow Shareholder:

        You are cordially invited to attend the 2005 annual meeting of Tucows Inc. to be held at the St. Andrews Club, 150 King Street West, 27 Floor, Toronto, Ontario, Canada, on Wednesday, June 1, 2005, at 4:30 p.m. (local time).

        We will begin the annual meeting with a report on our operations, progress and plans and then will discuss and vote on the matters described in the accompanying notice of annual meeting and proxy statement. You will also have an opportunity to ask questions.

        Please read the accompanying notice of annual meeting and proxy statement carefully. It is important that your shares be represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the annual meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

        We look forward to seeing you on June 1, 2005.

Sincerely,

Elliot Noss President and Chief Executive Officer

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

Notice of Annual Meeting of Shareholders—June 1, 2005

        The 2005 annual meeting of shareholders of Tucows Inc. will be held at 4:30 p.m. (local time) on June 1, 2005 at the St. Andrews Club, 150 King Street West, 27 Floor, Toronto, Ontario, Canada, to:

  1.
  Elect seven directors;

  2.
  Ratify the appointment of KPMG LLP as our independent public accountants to audit our financial statements for the year ending December 31, 2005; and

  3.
  Transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

        The record date for determining shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the annual meeting was April 20, 2005. Our board of directors is soliciting the enclosed proxy. Please carefully read the accompanying proxy statement for more information regarding the business to be transacted at the annual meeting. You will also find enclosed our 2004 annual report on Form 10-K.

        We will make available at the annual meeting a complete list of the shareholders entitled to vote at the annual meeting, and you may examine the list for any purpose related to the annual meeting.

        Regardless of whether you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the annual meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the annual meeting.

Brenda Lazare General Counsel and Secretary

Toronto, Ontario
April 21, 2005

        Your vote is important. Please vote by using the Internet, vote by telephone or sign and return the enclosed proxy card as soon as possible to ensure your representation at the annual meeting.

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
June 1, 2005

        We are sending this proxy statement to shareholders of Tucows Inc., a Pennsylvania corporation, in connection with our board of directors' solicitation of proxies for use at our annual meeting of shareholders on June 1, 2005. We invite you to attend in person. We have also enclosed our 2004 annual report on Form 10-K (which does not form a part of the proxy solicitation material).

VOTING INFORMATION

Record date.

        The record date for the annual meeting was April 20, 2005. You may vote all shares of our common stock that you owned as of the close of business on that date. On April 20, 2005, we had 68,367,109 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted at the annual meeting. We will begin mailing this proxy statement and the proxy card on or about April 27, 2005 to shareholders of record as of the close of business on the record date.

How to vote.

        By mail.    If you hold your shares through a securities broker (that is, in street name), you may complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage—paid envelope. A properly completed and returned proxy card will be voted as you instruct, unless you subsequently revoke your instructions.

        By telephone.    If you hold your shares through a securities broker, you may vote by telephone by following the instructions included with the voting instruction card forwarded to you by your broker.

        By Internet.    If you hold your shares through a securities broker, you may vote your shares via the Internet by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via the Internet, you may incur costs such as telephone and Internet access charges.

        At the annual meeting.    Submitting your vote by mail or via the Internet does not limit your right to vote in person at the annual meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the annual meeting, you must obtain a proxy from your broker and bring it to the annual meeting.

Revoking your proxy.

        You can revoke your proxy at any time before your shares are voted at the annual meeting by:

  •
  sending a written notice of revocation to our secretary at our principal executive office (96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada);

  •
  submitting a properly executed proxy showing a later date with our secretary at our principal executive office; or

  •
  attending the annual meeting and voting in person. Merely attending the annual meeting will not revoke your proxy.

Returning your proxy without indicating your vote.

        If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted according to the board of directors' recommendations.

Withholding your vote or voting to "abstain."

        In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposal, you can vote to "abstain." If you vote to "abstain," your shares will be excluded entirely from the vote and will have no effect on the outcome.

Street name shares.

        If your shares are held in street name through a broker or other nominee, you have the right to direct your broker on how to vote your shares. If you do not direct your broker or nominee to vote your shares and if your broker or nominee does not have discretionary authority to vote your shares or has discretionary authority to vote your shares but fails to exercise that authority, your shares will have no effect on the outcome of any matter voted on at the annual meeting.

Votes required to hold the annual meeting.

        We need a majority of shares of common stock outstanding on April 20, 2005 present, in person or by proxy, to have a quorum to be able to hold the annual meeting. Accordingly, the presence of 33,648,733 shares will constitute a quorum. Shares represented by a properly signed and returned proxy are considered present at the annual meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains.

Votes required to elect directors.

        A plurality of the votes cast is required for the election of directors. Accordingly, the seven nominees for election as directors who receive the highest number of votes actually cast will be elected.

Votes required to ratify the appointment of KPMG LLP.

        The affirmative vote of a majority of the votes cast by all holders of shares of common stock represented at the annual meeting and entitled to vote is required to ratify the appointment of KPMG LLP as our independent public accountants for the year ended December 31, 2005.

Postponement or adjournment of annual meeting.

        If the annual meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Stock ownership of management.

        We encourage stock ownership by our directors, officers and employees to align their interests with your interests as shareholders. Under the rules of the Securities and Exchange Commission, which we refer to in this proxy statement as the SEC, a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered beneficially owned under the SEC's rules.

        The following table sets forth the beneficial ownership of our common stock, as of April 15, 2005, by each of our executive officers named in the summary compensation table on page 15 and each of our directors and nominees for director, as well as by all of our directors and executive officers as a group. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

	Beneficial Ownership of Common Stock
Name	Common Stock Beneficially Owned Excluding Options		Stock Options Exercisable within 60 Days of April 15, 2005	Total Common Stock Beneficially Owned	Percent of Class (1)
Elliot Noss	356,197	(2)	1,965,475	2,321,672	3.4%
Michael Cooperman	90,715		713,648	804,363	1.2%
David Woroch	93,050		70,622	163,672	*
Forest Garrison	—	(3)	—	—	*
Graham Morris	—	(4)	—	—	*
Supriyo Sen	—	(5)	—	—	*
Stanley Stern	138,850		223,050	361,900	*
Erez Gissin	—		30,000	30,000	*
Alan Lipton	—		30,000	30,000	*
Lloyd Morrisett	50,000	(6)	72,500	122,500	*
Jeffrey Schwartz	—		—	—	*
Eugene Fiume	—		—	—	*
All directors and executive officers as a group (9 persons)	728,812		3,105,295	3,834,107	5.4%

*
Less than 1%.

(1)
Based on 67,297,465 shares outstanding as of April 15, 2005, adjusted for shares of stock beneficially owned but not yet issued.

(2)
Includes an aggregate of 86,869 shares of common stock owned by two separate family trusts of which Mr. Noss is the trustee.

(3)
Mr. Garrison became an officer of the company effective April 1, 2004 and ceased to be an officer of the company effective January 5, 2005.

(4)
Mr. Morris ceased to be an officer of the company effective March 5, 2004.

(5)
Mr. Sen ceased to be an officer of the company effective June 30, 2004.

(6)
These shares of common stock are owned jointly by Dr. Morrisett and his wife.

Principal shareholders.

        The following table sets forth information with respect to each shareholder known to us to be the beneficial owner of more than 5% of our outstanding common stock as of April 15, 2005.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)
STI Ventures N.V. Hullenbergweg 379 New Line 1101 CR, Amsterdam Zuid-Oost, The Netherlands	17,545,836(2)	26.1%
Parman Holding Corp c/o Onyx Financial Advisors SA 25, Voie de Traz Chambre 1101 Port Franc, Batiment Aerogare Fret 1211 Geneva 5, Switzerland	7,405,620(3)	11.0%
Eurocom Communications Ltd. 2 Dov Freidman Street. Ramot-Gan, Israel	5,597,112(4)	8.3%
Diker GP, LLC 745 Fifth Avenue, Suite 1409 New York, New York 10151	5,174,950(5)	7.7%
Hapoalim Nechasim (Menayot) Ltd. 50 Rothschild Boulevard Tel Aviv, Israel	3,492,112(6)	5.2%

(1)
Based on 67,297,465 shares outstanding as of April 15, 2005.

(2)
As disclosed on Schedule 13D filed with the SEC on September 7, 2001.

(3)
As disclosed on Form 3 filed with the SEC on April 13, 2005.

(4)
As disclosed on Schedule 13G filed with the SEC on February 14, 2002.

(5)
As disclosed on Schedule 13G filed with the SEC on February 14, 2005. Includes 4,112,028 shares held by Diker Micro-Value Fund, LP, a Delaware limited partnership (the "Partnership"). The Schedule 13G was filed by each of the following (the "Reporting Persons"): (i) the Partnership with respect to shares of common stock directly owned by it; (ii) Diker GP, LLC, a Delaware limited liability company ("Diker GP"), as the general partner of the Partnership, with respect to the shares of common stock owned by the Partnership; (iii) Diker Management, LLC, a Delaware limited liability company ("Diker Management"), as the investment manager of the Partnership and investment adviser of separately managed accounts (the "Managed Accounts"), with respect to the shares of common stock held by the Partnership and the Managed Accounts; and (iv) Charles M. Diker and Mark N. Diker, each a citizen of the United States, and the managing members of each of Diker GP and Diker Management, with respect to the shares of common stock subject to the control of Diker GP and Diker Management. As the sole general partner of the Diker Funds, Diker GP, has the power to vote and dispose of the shares of common stock owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management serves as the investment manager of the

  Managed Accounts and investment manager of the Diker Funds. Accordingly, Diker Management may be deemed the beneficial owner of shares held by the Diker Funds and the Managed Accounts. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and in that capacity direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP and Diker Management. The Reporting Persons disclaim all beneficial ownership, however, as affiliates of a Registered Investment Adviser, and in any case disclaim beneficial ownership except to the extent of their pecuniary interest in the shares. The Reporting Persons have elected to file a Schedule 13G nonetheless.

(6)
As disclosed on Schedule 13G filed with the SEC on February 19, 2004.

Equity compensation plan information.

        The following table depicts information regarding our use of shareholder-approved and non-shareholder approved stock plans as of December 31, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	7,497,586	$0.49	642,010
Equity compensation plans not approved by security holders	0	$0	0
Total	7,497,586	$0.49	642,010

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The current term of office of all of our directors expires at the 2005 annual meeting. The board of directors proposes that the following seven nominees, five of whom are currently serving as directors, be elected for a term of one year and until their successors are duly selected and qualified. The number of directors fixed pursuant our governing instruments and a resolution adopted by our board of directors is nine. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

        Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board of directors. Unless you withhold authority to vote for these persons, your proxy will be voted FOR the election of the seven nominees.

  The directors standing for election are:

Stanley Stern	Chairman of the board of directors since August 2001

        Mr. Stern, age 48, has been a managing director and head of investment banking with Oppenheimer & Co. Inc., an investment banking firm, since April 2004. From February 2002 to March 2004, Mr. Stern served as a managing director and head of investment with C.E. Unterberg, Towbin, an investment banking firm. From January 2000 to February 2002, Mr. Stern served as managing director of STI Ventures Advisory USA Inc. and as a member of the board of directors and the investment committee of STI Ventures, a venture capital company focusing on the high technology market. From 1990 until he joined STI Ventures, Mr. Stern served as a managing director of CIBC Oppenheimer, a financial services company.

Erez Gissin	Director since August 2001

        Mr. Gissin, age 46, has been the chief executive officer of IP Planet Network Ltd., an Israeli satellite communication operator providing Internet backbone connectivity and solutions to Internet Service Providers since July 2000. Before that, from July 1995 to July 2000, Mr. Gissin was vice president, business development of Eurocom Communications Ltd., a holding company that owns stock in several telecommunications services, equipment and Internet companies in Israel and elsewhere. Mr. Gissin is also a director of Partner Communications Ltd.

Alan Lipton	Director since August 2001

        Mr. Lipton, age 54, has served as president and chief executive officer of Diamond.com, a leading source for certified diamonds, fine jewelry and brand-name watches on the Internet, since November 1999. Before that, from 1995 until November 1999, Mr. Lipton operated the Lipton Foundation, a private foundation that contributes to various charitable organizations.

Lloyd Morrisett	Director since February 1994

        Dr. Morrisett, age 75, served as a director of Infonautics, Inc., our predecessor, beginning in February 1994 and served as chairman of the board of directors of Infonautics beginning in March 1998 until we merged with a Delaware corporation in August 2001 and became Tucows Inc. He is the co-founder of the Children's Television Workshop—now Sesame Workshop—and served from 1969 to 1998 as president of The Markle Foundation, a charitable organization.

Elliot Noss	Director since August 2001

        Mr. Noss, age 42, is our president and chief executive officer and has served in such capacity since the completion of our merger with a Delaware corporation in August 2001. From May 1999 until completion of the merger in August 2001, Mr. Noss served as president and chief executive officer of Tucows Delaware. Before that, from April 1997 to May 1999, Mr. Noss served as vice president of corporate services of Tucows Interactive Ltd., which was acquired by Tucows Delaware in May 1999.

Jeffrey Schwartz	Nominee for Director

        Jeffrey Schwartz, age 42, was originally Vice President of the Juvenile Division of Dorel Industries, a global manufacturer of consumer products. Mr. Schwartz held this position until 1989, when the Company's Canadian divisions were merged and he became Vice-President, Finance of the Company. Mr. Schwartz held the position of Vice-President, Finance from 1989 until 2003. In 2003, his title was changed to Executive Vice-President and Chief Financial Officer. Mr. Schwartz is a graduate of McGill University in Montreal in the field of business demonstration.

Eugene Fiume	Nominee for Director

        Mr. Fiume, age 47, is Professor (since 1995) and past Chair (1998-2004) of the Department of Computer Science at the University of Toronto, where he also co-directs the Dynamic Graphics Project. Mr. Fiume's industrial activities include board positions with Scientific Advisory Board of GMD, Germany, Max-Planck Center for Visual Computing and Communication, TrueSpectra, Inc., Communications and Information Technology Ontario (CITO), the Advisory Boards of CastleHill Ventures, PlateSpin, BitFlash, TrueSpectra, OctigaBay Systems and NGRAIN Corporation; and the Executive Advisory Board of the IBM Lab in Toronto. Mr. Fiume also works with venture capital companies and SMEs on due diligence and strategy.

        The Board of Directors unanimously recommends a vote FOR the nominees listed above.

INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings.

        Our board of directors met seven times during the 2004 fiscal year. Our board of directors also took action by unanimous written consent on two occasions during the 2004 fiscal year. Each incumbent director attended at least 75% of the total number of meetings of the board of directors and the committees on which he served during the 2004 fiscal year, except for Messrs. Gissin and Lipton, each of whom attended five of the seven board meetings held during the 2004 fiscal year.

Policy regarding attendance.

        Directors are expected, but are not required, to attend board meetings, meetings on committees on which they serve, and shareholder meetings, and to spend the time needed and meet as frequently as necessary to discharge their responsibilities properly. Elliot Noss attended our 2004 annual meeting of shareholders in person while the remainder of the board of directors were available by teleconference.

Committees.

        Our board of directors has two committees, an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and a compensation committee.

        The audit committee members in the 2004 fiscal year were Mr. Stern, Dr. Morrisett and, until his resignation in February 2004, Mr. Robert Young. Its current members are Mr. Stern and Dr. Morrisett. It is expected that, if elected, Mr. Schwartz will join the audit committee.

        The audit committee held five meetings during the 2004 fiscal year. The audit committee's purposes are:

  •
  To assist the board of directors in its oversight of (1) our accounting and financial reporting processes and the audits of our financial statements, and (2) our compliance with legal and regulatory requirements;

  •
  To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

  •
  To prepare the report required by the rules of the SEC to be included in our annual proxy statement.

        All of the members of our audit committee are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. In addition, our board of directors has determined that Stanley Stern is an "audit committee financial expert," as defined by the rules of the SEC. The board of directors has adopted a written charter for the audit committee, which was included as Appendix A in our proxy statement in connection with the 2004 Annual Meeting of Shareholders. For further information concerning the audit committee, please see the Audit Committee Report on page 10.

        The compensation committee members in the 2004 fiscal year were Mr. Stern, Dr. Morrisett, and until his resignation in February 2004, Mr. Robert Young. Its members currently are Mr. Stern and Dr. Morrisett. It is expected that, if elected, Mr. Schwartz will serve as a member of the compensation committee.

        The committee held four meetings during the 2004 fiscal year. This committee evaluates our compensation policies and provides a general review of our compensation plans to ensure that they meet corporate objectives. The responsibilities of the compensation committee also include administering our stock incentive plan. For further information, please see the compensation committee report on executive compensation on page 11.

Director nomination process.

        We do not have a standing nominating committee or a charter with respect to the nominating process. Our board of directors believes that it is not necessary to have such a committee because its size and composition allow it to adequately identify and evaluate qualified candidates for directors. By resolution, our board of directors has adopted a policy regarding director nominations. Under this policy, a majority of our independent directors, as defined in Rule 4200(a)(15) of the NASD's listing standards, consider and recommend to the whole board the potential director nominees. Our independent directors are Stanley Stern, Erez Gissin, Alan Lipton and Lloyd Morrisett.

        Our board of directors will consider any candidate proposed in good faith by a shareholder. To do so, our board of directors has adopted a resolution that requires a shareholder to timely submit to our secretary at the address set forth on the first page of this proxy statement the following:

  •
  the candidate's name and the information about the individual that would be required to be included in a proxy statement under the rules of the SEC;

  •
  information about the relationship between the candidate and the nominating shareholder;

  •
  the consent of the candidate to serve as a director; and

  •
  proof of the number of shares of our common stock that the nominating shareholder owns and the length of time the shares have been owned.

        To be timely, a shareholder's nomination must be delivered to our secretary at least 120 days before the date on which we first mailed our proxy materials for our prior year's annual meeting of shareholders.

        In considering candidates for nomination, our board of directors shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. Furthermore, it is the policy of our board of directors that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of our business; therefore, in considering whether to nominate a person for election as a director, the independent directors and our board of directors will consider, among other factors, the contribution such person can make to the collective competencies of the board based on such person's background. In determining whether to nominate a current director for re-election, the board will take into account these same criteria as well as the director's past performance, including his or her participation in and contributions to the activities of the Board. Because we do not have a standing nominating committee, the five nominees that are currently serving as directors were selected for re-election by our whole board. Mr. Schwartz and Mr. Fiume are being nominated to serve their first terms. Mr. Schwartz was recommended to the board for consideration by Mr. Stern, Tucows' Chairman of the board of directors. Mr. Fiume was recommended to the board for consideration by Mr. Noss, a director and the president and chief executive officer of the company. Both nominees are endorsed by all of the current directors.

Ethics policy for senior officers.

        Our board of directors has adopted an ethics policy for our senior officers, including our chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the ethics policy for senior officers can be obtained from our Internet web site at http://www.tucowsinc.com, without charge.

Communications with the board of directors.

        We provide an informal process for shareholders to send communications to our board of directors. If you wish to communicate with our board of directors, you may send correspondence to the attention of our General Counsel at our address set forth on the first page of this proxy statement. The General Counsel will submit your correspondence to the chairman of the board of directors, the chairman of the appropriate committee, or the appropriate individual director, as applicable.

Director compensation.

        Directors who are employees receive no additional or special compensation for serving as directors. Under the terms of our amended and restated 1996 equity compensation plan, we make formula grants of nonqualified stock options to our non-employee directors and members of committees of our board of directors as described below. All options granted under the formula grants are immediately exercisable, have an exercise price equal to the fair market value on the date of grant and have a five-year term.

  •
  on the date each non-employee director becomes a director, he or she is granted options to purchase 15,000 shares of our common stock;

  •
  on the date each director becomes a member of a committee of our board of directors, he or she is granted options to purchase 10,000 shares of our common stock with respect to each committee on which he or she sits;

  •
  on each date on which we hold our annual meeting of shareholders, each non-employee director in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock; and

  •
  on each date on which we hold our annual meeting of shareholders, each member of a committee of our board of directors in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock.

        Effective as of January 1, 2004, non-employee directors who serve as members of our audit committee receive an annual fee of $12,000 and non-employee directors who serve on our compensation committee receive an annual fee of $6,000. In addition, non-employee directors who physically attend board meetings receive a fee of $3,000 for each meeting attended. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or its committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the compensation committee of our board of directors during the 2004 fiscal year were Mr. Stern, Dr. Morrisett, and until his resignation in February 2004, Mr. Young. None of the members of our compensation committee or audit committee has ever been an officer or employee of Tucows or its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

AUDIT COMMITTEE REPORT

        The audit committee operates pursuant to a formal written charter that was most recently approved and adopted by the board of directors on March 16, 2004. A copy of the charter was included as Appendix A in our proxy statement in connection with the 2004 Annual Meeting of Shareholders.

        In accordance with that charter and the independence criteria prescribed by applicable law and the rules and regulations of the SEC for audit committee membership, all of the members of the audit committee are independent directors as defined in Rule 4200(a)(15) of the NASD's listing standards. Each audit committee member meets the NASD's financial knowledge requirements, and Mr. Stern, who has been designated by our board of directors as an "audit committee financial expert" pursuant to the rules of the SEC, meets the NASD's professional experience requirements as well.

        The purposes of the audit committee are described on page 7 of this proxy statement under the caption "Information Concerning Our Board of Directors—Committees" and in the charter of the audit committee. In particular, it is the audit committee's duty to review the accounting and financial reporting processes of Tucows on behalf of the board. In fulfilling our responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements to be contained in Tucows' annual report on Form 10-K for the fiscal year ended December 31, 2004 with Tucows' management and also with KPMG LLP, Tucows' independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the audit committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        The audit committee has also discussed with KPMG LLP the matters that are required to be discussed by the auditors with the audit committee under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented. Furthermore, the audit committee discussed with KPMG LLP their independence from management and the company and KPMG LLP provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented.

        Based on the reviews and discussions referred to above, the audit committee has recommended to Tucows' board of directors that Tucows' audited consolidated financial statements be included in Tucows' annual report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the SEC.

        In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews Tucows' earnings releases before issuance and the annual report on Form 10-K prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of Tucows' management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of Tucows' annual financial statements to accounting principles generally accepted in the United States.

Audit Committee Members Stanley Stern, Chair Lloyd Morrisett

EXECUTIVE COMPENSATION

Compensation Committee's report on executive compensation.

        To ensure that our compensation policies are administered in an objective manner, our compensation committee is comprised entirely of independent directors. Further, our compensation committee members have no "interlocking" relationships as defined by the SEC. The compensation committee furnished the following report on executive compensation.

        Compensation governance.    This report describes our executive compensation program and the basis on which we made the 2004 fiscal year compensation determinations for our executive officers, including our chief executive officer and the executive officers named in the summary compensation table on page 15, which are referred to in this proxy statement as the named executive officers. We establish all components of executive pay and recommend or report our decisions to the board of directors for approval.

        Our duties include recommending to the board of directors the base salary levels for all executive officers as well as the design of awards in connection with all other elements of the executive pay program. We also evaluate executive performance and address other matters related to executive compensation.

        Compensation policy and overall objectives.    In developing recommendations regarding the amount and composition of executive compensation, our goal is to provide a compensation package that will enable Tucows to attract and retain talented executives. In addition, our objectives include rewarding outstanding performance and linking the interests of our executives to the interests of our shareholders. In determining actual compensation levels, we consider all elements of the program in total rather than any one element in isolation.

        The key elements of our executive compensation are base salary, annual bonuses and long-term incentives. Each of these is addressed separately below.

        Base salaries.    Messrs. Noss, Cooperman, Woroch, Morris and Sen joined us upon completion of our merger with a Delaware corporation in August 2001. In January 2003, we entered into new employment agreements with Messrs. Noss, Cooperman, Morris and Sen to set forth the initial base salaries of these employees and to provide these key executives with certain benefits in the event of a change in control in order to assure us of their continued employment and dedication to duty, notwithstanding the possibility, threat or occurrence of a change in control. In each instance, we have the discretion to increase annual salaries.

        Mr. Garrison served as an officer of Tucows from April 2004 until his departure in January 2005 and was employed during such period pursuant to an employment agreement that set forth his initial base salary and certain other benefits.

        Mr. Woroch joined Tucows in March, 2000 and became an officer of the company following his appointment to the position of Vice President, Sales in July 2001. His compensation is based upon a base salary and a commission schedule; he is also eligible for certain other benefits.

        We intend to regularly review the base salary of each executive officer, including the named executive officers. The base salary ranges of our executives are targeted to be in the range of the median base pay ranges of similarly positioned executives in the group of comparable companies selected for compensation comparison purposes.

        We initially determine base salaries for executives by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries will be driven primarily by performance. We evaluate an executive's performance based upon his or her sustained level of contribution to Tucows.

        Annual bonuses.    Annual bonus opportunities allow us to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals.

        With the exception of the President and Chief Executive Officer, executives are paid a bonus based upon the achievement of personal performance targets and the company's net income performance. The bonus for the President and Chief Executive Officer is one hundred (100%) percent dependent upon the company's net income performance. Executives are also rewarded when the company's gross margin results exceed forecasts in the annual budget.

        Long-term incentives.    Stock options are granted to our executives at our discretion to enhance the link between shareholder value creation and executive pay. Stock options are granted at an option price not less than the fair market value of our common stock on the date of grant. Stock options have value only if our stock price appreciates following the date the options are granted. Further, stock options reflected in the summary compensation table on page 15 are subject to a 48-month vesting period. We believe that this approach focuses executives on the creation of shareholder value over the long term and encourages equity ownership in Tucows.

        Chief executive officer compensation.    Mr. Noss' base salary for the 2004 fiscal year was $154,321. Mr. Noss also received a bonus of $68,673 and was granted options to purchase 200,000 shares of Tucows' common stock during the 2004 fiscal year. Mr. Noss' bonus reflected our recognition of the key role which he played with Tucows since our merger with a Delaware corporation in August 2001, particularly in the implementation of cost reduction initiatives and in determining the strategic direction of the company. In determining Mr. Noss' bonus, we also noted the improved operational and financial performance of Tucows for the 2004 fiscal year and the above average increase in Tucows' share price for the year. Mr. Noss' employment agreement provides for periodic increases by our board of directors at its discretion.

        Other named executive officer compensation.    We used the procedures described above in setting the annual salary, bonus and stock options for our named executive officers and other officers for the 2004 fiscal year. During the 2004 fiscal year, Tucows granted bonuses of $53,096, $28,682, $65,755 and $20,942 to Messrs. Cooperman, Morris, Sen and Woroch, respectively. Mr. Garrison received a signing bonus of $11,574 when he joined the company. In addition during the 2004 fiscal year, Tucows granted options to purchase 150,000 shares of Tucows' common stock to Mr. Cooperman. Mr. Woroch received options to purchase 60,000 shares of Tucows' common stock and Mr. Garrison received options to purchase 40,000 shares of common stock. Moreover, we believe that the combination of salary, bonus and option grants made to the named executive officers for the 2004 fiscal year were reasonable in view of their duties and responsibilities and their anticipated contributions to Tucows.

        Conclusion.    We believe that attracting management and employees of high caliber is essential to maintaining a high—performing organization that creates long—term value for its shareholders. We also believe offering a competitive, performance—based compensation program with a large equity component helps to achieve this objective by aligning the interests of officers and other key employees with those of shareholders. We believe that Tucows' 2004 fiscal year compensation program met these objectives. For the 2005 fiscal year, we have approved an incentive compensation program based on the same principles that applied to the program in the 2004 fiscal year. Furthermore, it is contemplated that any stock options or awards that may be granted will be granted in accordance with our currently approved plan or on a case-by-case basis, as and when deemed appropriate.

Compensation Committee Members Stanley Stern, Chair Lloyd Morrisett

Employment and change-in-control arrangements.

        Effective January 2003, we entered into new employment agreements with Messrs. Noss, Cooperman, Morris and Sen. Mr. Noss' employment agreement provides for an annual base salary of Cdn$200,000 and the other executives' employment agreements provide for annual base salaries of Cdn$187,500. Under the employment agreements, each of the executive officers are also eligible to receive an annual bonus payable at our board of directors' sole discretion. Each of the new employment agreements provides for an annual review of the executives' compensation by the compensation committee of our board of directors. Each of these agreements is for an indefinite term.

        All of the employment agreements are subject to early termination by us due to:

  •
  the death or disability of the executive;

  •
  for "cause;" or

  •
  without "cause."

        If we terminate Mr. Noss without "cause," he is entitled to receive 12 months of compensation plus one month of compensation for each year of service, to a maximum of 18 months of compensation. If we terminate any of the other executives without "cause," they are entitled to receive six months of compensation plus one month of compensation for each year of service. For purposes of the employment agreements, "cause" is defined to mean the executive's conviction (or plea of guilty or nolo contendere) for committing an act of fraud, embezzlement, theft or other act constituting a felony or willful failure or an executive's refusal to perform the duties and responsibilities of his position, which failure or refusal is not cured within 30 days of receiving a written notice thereof from our board of directors.

        Under the employment agreements, each of the foregoing executives is also entitled to the change in control benefits described in the following paragraph if:

  •
  the executive resigns with or without "good reason" within the 30-day period immediately following the date that is six months after the effective date of the "change in control;" or

  •
  within 18 months after a "change in control" and executive's employment is terminated either:

  •
  without "cause;" or

  •
  by resignation for "good reason."

        If an executive's employment is terminated following a change in control under the circumstances described in the preceding paragraph, the executive is entitled to receive a lump sum payment based upon the fair market value of Tucows on the effective date of the "change in control" as determined by our board of directors in the exercise of good faith and reasonable judgment taking into account, among other things, the nature of the "change in control" and the amount and type of consideration, if any, paid in connection with the "change in control." Depending on the fair market value of Tucows, the lump sum payments range from U.S.$375,000 to U.S.$2 million, in the case of Mr. Noss, and from U.S.$187,500 to U.S.$1 million, in the case of Messrs. Cooperman, Morris and Sen. In addition to the lump sum payments, all stock options held by the executive officers will be immediately and fully vested and exercisable as of the date of termination.

        A "change in control" is generally defined as:

  •
  the acquisition of 50% or more of our common stock;

  •
  a change in the majority of our board of directors unless approved by the incumbent directors (other than as a result of a contested election); and

  •
  certain reorganizations, mergers, consolidations, liquidations, or dissolutions, unless certain requirements are met regarding continuing ownership of our outstanding common stock.

        "Good reason" is defined to include the occurrence of one or more of the following:

  •
  the executive's position, management responsibilities or working conditions are diminished from those in effect immediately prior to the change in control, or he is assigned duties inconsistent with his position;

  •
  the executive is required to be based at a location in excess of 30 miles from his principal job location or office immediately prior to the change in control;

  •
  the executive's base compensation is reduced, or the executive's compensation and benefits taken as a whole are materially reduced, from those in effect immediately prior to the change in control; or

  •
  we fail to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations to the executive under his employment agreement.

        We entered into a letter agreement with Mr. Garrison effective April 1, 2005. Under the terms of this agreement, Mr. Garrison would receive three months salary in the event that his employment was terminated for any reason, other than for cause, prior to January 1, 2005. In the event that his employment was terminated for any reason, other than for cause, after January 1, 2005, Mr. Garrison would receive six months salary plus one additional months salary for each year of completed service as a severance payment.

Summary compensation table.

        The following table sets forth for the years ended December 31, 2004, 2003 and 2002 information about the compensation for our chief executive officer, Elliot Noss, and our other most highly compensated executive officers, other than our chief executive officer, earning $100,000 or more for the year ended December 31, 2004. The individuals listed in the following table are referred to as the named executive officers in this proxy statement. All dollar amounts below are shown in U.S. dollars. If necessary, amounts that were paid in Canadian dollars were converted into U.S. dollars based upon the exchange rate of 1.2960 Canadian dollars for each U.S. dollar, which represents the average Bank of Canada exchange rate for the 2004 fiscal year.

	Annual Compensation						Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary(1)			Bonus		Securities Underlying Options		All other Compensation(2)
Elliot Noss President and Chief Executive Officer	2004 2003 2002	$ $ $	154,321 142,430 95,481		$ $ $	68,673 179,945 154,872	200,000 1,964,761 60,000	(4)	$ $ $	6,944 6,409 5,729	(3) (3) (3)
Michael Cooperman Chief Financial Officer	2004 2003 2002	$ $ $	144,676 133,528 95,481		$ $ $	53,096 127,421 116,130	150,000 720,225 50,000	(5)	$ $ $	6,867 4,914 4,392	(3) (3) (3)
Graham Morris(6) Chief Operating Officer	2004 2003 2002	$ $ $	31,625 133,528 95,481		$ $ $	28,682 127,421 116,130	— 76,500 479,150	(7)	$ $ $	1,157 4,273 3,819	(3) (3) (3)
Supriyo Sen(8) Chief Technology Officer	2004 2003 2002	$ $ $	196,613 133,528 119,351		$ $ $	65,755 129,646 116,130	— 477,040 50,000	(9)	$ $ $	3,241 3,917 —	(3) (3)
David Woroch Vice President, Sales	2004 2003 2002	$ $ $	173,534 128,650 113,049	(10) (10) (10)	$ $ $	20,942 5,008 —	60,000 30,000 62,915	(11)	$ $ $	— — —
Forest Garrison(12) Vice President, Product Management	2004 2003 2002	$ $ $	86,806 — —		$ $ $	19,170 — —	40,000 — —		$ $ $	— — —

(1)
Salary includes regular salary, commission as well as severance payments.

(2)
We provide the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules.

(3)
Represents automobile allowances and Registered Retirement Savings Plan matching benefits.

(4)
Includes 1,888,261 replacement options granted on August 6, 2003.

(5)
Includes 643,725 replacement options granted on August 6, 2003.

(6)
Mr. Morris ceased to be an officer of the company effective March 5, 2004.

(7)
Includes 429,150 replacement options granted on July 1, 2002.

(8)
Mr. Sen ceased to be an officer of the company effective June 30, 2004.

(9)
Includes 400,540 replacement options granted on August 6, 2003.

(10)
Mr. Woroch's salary included commission amounting to $63,349 for 2004, $31,620 for 2003 and $31,891 for 2002.

(11)
Includes 42,915 replacement options granted on July 1, 2002.

(12)
Mr. Garrison became an officer of the company effective April 1, 2004 and ceased to be an officer of the company effective January 5, 2005.

Option grants in last fiscal year.

        The following table describes stock options granted to the named executive officers during the 2004 fiscal year.

		Percentage of Total Options Granted to Employees in 2004(1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted
Name			Exercise or Base Price Per Share(2)	Expiration Date
					5%	10%
Elliot Noss	200,000	13.9%	$0.58	08/10/14	$72,952	$184,874
Michael Cooperman	150,000	10.4%	$0.58	08/10/14	$54,714	$138,656
Forest Garrison	40,000	2.8%	$0.58	08/10/14	$14,590	$36,975
David Woroch	60,000	4.2%	$0.58	08/10/14	$21,886	$55,462

(1)
Based on 1,439,250 options granted to all employees during the 2004 fiscal year.

(2)
Under our equity compensation plan, all options granted have an exercise price equal to the fair market value of our common stock at the date of grant.

(3)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. Our actual stock price appreciation over the option term will likely differ from these assumed annual rates. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the named executive officers.

Aggregated option exercises in last fiscal year and fiscal year-end option values.

        Graham Morris was the sole named executive officer to exercise options in the 2004 fiscal year. The following table sets forth as to the named executive officers information with respect to the total number of shares underlying unexercised options held at the end of the 2004 fiscal year.

			Number of Shares of Common Stock Underlying Unexercised Options at Year End
	Number of Shares of Common Stock Acquired on Exercise				Value of Unexercised In-The-Money Options at Year End(1)
Name		Value realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Elliot Noss	—	$—	1,945,536	279,225	$581,379	$40,614
Michael Cooperman	—	$—	699,429	220,796	$207,970	$33,863
Graham Morris	396,425	$88,095	—	—	$—	$—
Supriyo Sen	—	$—	439,557	87,483	$130,008	$25,369
David Woroch	—	$—	64,996	87,919	$13,604	$13,421
Forest Garrison	—	$—	—	40,000	$—	$3,600

(1)
Based on the closing price per share of our common stock on the OTC Bulletin Board maintained by NASDAQ on December 31, 2004 of $0.67, minus the exercise price per share, multiplied by the number of shares of common stock underlying the option.

STOCK PERFORMANCE GRAPH

        The following line graph and table compare the cumulative total shareholder return among our common stock, the NASDAQ Composite Index, and the Research Data group (RDG) Internet Composite Index. The graph and table assume a $100 investment in our common stock, the NASDAQ Stock Market (U.S. and Foreign) and the RDG Internet Composite Index on December 31, 1999 and the reinvestment of dividends, if any.

        The comparisons shown in the table and line graph are based on historical data. The information used in the table and line graph was obtained from Research Data General, Inc., a source we believe to be reliable but we are not responsible for any errors or omissions in such information.

December 31	Tucows	NASDAQ Composite Index	RDG Internet Composite Index
1999	100.00	100.00	100.00
2000	10.27	88.24	57.26
2001	4.43	70.62	40.00
2002	4.14	53.78	27.91
2003	6.86	75.07	38.25
2004	10.00	77.14	41.67

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG TUCOWS INC., THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX
AND THE RDG INTERNET COMPOSITE INDEX

*
$100 invested on 12/31/99 in stock or indexincluding reinvestment of dividends. Fiscal year ending December 31.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ratification of appointment.

        The audit committee of our board of directors has appointed KPMG LLP as the independent auditors of the company and our subsidiaries for the year ending December 31, 2005. Although shareholder approval is not required, the board of directors desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the annual meeting, the board of directors will review its future selection of auditors. A representative of KPMG LLP is expected to be present at the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

        The Board of Directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP as our independent auditors.

AUDIT FEES AND ALL OTHER FEES

Audit fees.

        KPMG LLP has served as our independent auditors since our merger with a Delaware corporation in August 2001. Fees billed for audit services by KPMG LLP totaled approximately $122,300 for the 2004 fiscal year, including fees associated with the annual audit and the review of our quarterly reports on Form 10-Q for the 2004 fiscal year. Fees billed for audit services from KPMG LLP totaled approximately $100,149 for the 2003 fiscal year, including fees associated with the annual audit, the review of the Company's quarterly reports on Form 10-Q and statutory audits required internationally.

Audit-related fees.

        There were no fees billed in the 2004 fiscal year for professional services rendered by KPMG LLP for assurance and related services that were reasonably related to the performance of the audit or review of the Tucows financial statements and not included in the audit fees for the 2004 fiscal year disclosed above. There were also no fees for such services billed in the 2003 fiscal year.

Tax fees.

        Fees billed in the 2004 fiscal year for professional services rendered by KPMG LLP for tax services, including tax compliance, tax advice and tax planning were approximately $96,400. Fees for tax services billed in the 2003 fiscal year by KPMG LLP totaled approximately $76,098 and related to tax compliance, tax advice and tax planning.

All other fees.

        Fees billed in the 2004 fiscal year and the 2003 fiscal year for products and services provided by KPMG LLP, which are not disclosed above totaled approximately $8,700 and $29,150, respectively, and related to fees for attestation services for matters such as comfort letters and consents related to SEC registration statements and consultation on accounting standards or transactions.

Audit committee pre-approval of audit and permissible non-audit services of independent auditors.

        The audit committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided to us by our independent auditors. Under this policy, the audit committee pre-approves all audit and certain permissible accounting and non-audit services performed by the independent auditors. These permissible services are set forth on an attachment to the policy that is updated at least annually and may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides the audit committee with an audit plan including proposed fees in advance of the annual audit. The audit committee approves the plan and fees for the audit.

        With respect to non-audit and accounting services of our independent auditors that are not pre-approved under the policy, the employee making the request must submit the request to our chief financial officer. The request must include a description of the services, the estimated fee, a statement that the services are not prohibited services under the policy and the reason why the employee is requesting our independent auditors to perform the services. If the aggregate fees for such services are estimated to be less than or equal to $25,000, our chief financial officer will submit the request to the chairman of the audit committee for consideration and approval, and the engagement may commence upon the approval of the chairman. The chairman is required to inform the full audit committee of the services at its next meeting. If the aggregate fees for such services are estimated to be greater than $25,000, our chief financial officer will submit the request to the full audit committee for consideration and approval, generally at its next meeting or special meeting called for the purpose of approving such services. The engagement may only commence upon the approval of full audit committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10 percent of a registered class of our equity securities to file with the SEC reports of ownership and reports of changes in ownership of our common stock and our other equity securities. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. We believe that, under the SEC's rules, all required reports for the 2004 fiscal year have been timely filed.

OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING

        All of the matters we knew about as of April 20, 2005 to be brought before the annual meeting are described in this proxy statement. If any matters properly come before the annual meeting that are not specifically set forth on your proxy and in this proxy statement, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Shareholder proposals for the 2006 annual meeting.

        If you would like to submit a proposal for inclusion in the proxy materials for our annual meeting of shareholders in 2006 you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received by the Secretary, Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, at any time before December 31, 2005. If you intend to submit a proposal at our annual meeting of shareholders in 2006 but do not intend to include the proposal in our proxy statement for that meeting, you must provide appropriate notice to us on or before March l6, 2006. If we do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

Cost of proxy solicitation.

        We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. We will make solicitations primarily by mail or by facsimile and our regular employees may solicit proxies personally or by telephone but will not be specifically compensated for such services. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our annual report on Form 10-K to the beneficial owners of the shares of our common stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

By Order of the Board of Directors,

Brenda Lazare General Counsel and Secretary

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—JUNE 1, 2005

This Proxy is Solicited by the Board of Directors of Tucows Inc.

        This Proxy is Solicited by the Board of Directors of Tucows Inc. for the Annual Meeting of Shareholders to be held on June 1, 2005, at The St. Andrew's Club & Conference Centre, 150 King Street West, 27th Floor, Toronto ON M5H 1J9.

        The undersigned having duly received notice of the annual meeting and the proxy statement therefor, and revoking all prior proxies, hereby appoints Elliot Noss and Michael Cooperman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Tucows Inc., upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. The shares represented by this proxy will be voted as directed by the undersigned. If no directions are given, the proxies will be voted in accord with the Directors' recommendations on the subjects listed on this card and at their discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

        If you do not sign and return a proxy, or attend the annual meeting and vote by ballot, your shares cannot be voted, nor your instructions followed.

Proposal 1:	Election of the following nominees as Directors: Stanley Stern, Elliot Noss, Erez Gissin, Alan Lipton, Lloyd N. Morrisett, Eugene Fiume and Jeffrey Schwartz.
Authority withheld for the following only: (Please strike through name above)
The Board of Directors unanimously recommends a vote "FOR" each of the nominees.

FOR	☐		AUTHORITY WITHHELD FOR ALL NOMINEES		☐
Proposal 2:	Ratification of KPMG LLP as Auditors
The Board of Directors unanimously recommends a vote "FOR" ratification.

FOR	☐	AGAINST	☐	ABSTAIN	☐

        In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the annual meeting.

        Attendance of the undersigned at the annual meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Tucows Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.
DATE		, 2005
SIGNATURE
SIGNATURE
Votes must be indicated (X) in Black

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Notice of Annual Meeting of Shareholders—June 1, 2005
TABLE OF CONTENTS
TUCOWS INC. 96 Mowat Avenue Toronto, Ontario M6K 3M1 Canada PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS June 1, 2005
VOTING INFORMATION
BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION CONCERNING OUR BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG TUCOWS INC., THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX AND THE RDG INTERNET COMPOSITE INDEX
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT FEES AND ALL OTHER FEES
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING
ADDITIONAL INFORMATION
This Proxy is Solicited by the Board of Directors of Tucows Inc.